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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       September 13, 2002
                                                   -----------------------------

                                LivePerson, Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                  0-30141                    13-3861628
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  (State or other jurisdiction      (Commission                (IRS Employer
        of incorporation)           File Number)             Identification No.)

            462 Seventh Avenue, 21st Floor, New York, New York           10018
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               (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code        (212) 609-4200
                                                      --------------------------

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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         At the Annual Meeting of Stockholders of LivePerson, Inc. ("LivePerson") held on May 23, 2002, the stockholders approved separate proposals to amend LivePerson's Fourth Amended and Restated Certificate of Incorporation to effect, alternatively, one of three different reverse splits of the issued and outstanding shares of common stock, at a ratio of one-for-three, one-for-five and one-for-seven. Pursuant to the authority granted by the proposals, LivePerson's Board of Directors has determined not to effect a reverse split.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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                                                               LIVEPERSON, INC.
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                                                                 (Registrant)

        September 13, 2002                                   /s/ TIMOTHY E. BIXBY
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               Date                                            Timothy E. Bixby
                                               President, Chief Financial Officer and Secretary
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